LOOMIS SAYLES INVESTMENT GRADE BOND FUND - CLASS J

(the “Fund”)

Supplement dated December 11, 2008 to the Loomis Sayles Investment Grade Bond Fund

Class J Statement of Additional Information dated February 1, 2008,

as may be revised and supplemented from time to time

Effective immediately, Steven Kaseta no longer serves as co-portfolio manager of the Fund. All references to Mr. Kaseta are removed.

Daniel Fuss continues to serve as portfolio manager of the Fund and Matthew Eagan, Kathleen Gaffney and Elaine Stokes continue to serve as associate portfolio managers of the Fund.